Exhibit 10.2

SECOND LIMITED WAIVER AGREEMENT

This SECOND LIMITED WAIVER AGREEMENT (this “Agreement”), dated as of November 1, 2012, is entered into by and among LIFECARE HOLDINGS, INC. (the “Company”), each direct or indirect subsidiary of the Company that is a Guarantor (as defined in the Indenture (as defined below)), and each Holder (as defined in the Indenture) of Notes (as defined below) signatory hereto (the “Waiving Noteholders”). Unless otherwise defined herein, capitalized terms used herein and defined in the Indenture referred to below are used herein as therein defined.

W I T N E S S E T  H :

WHEREAS the Company (as successor in interest to Rainier Acquisition Corp.) and U.S. BANK NATIONAL ASSOCIATION, as trustee (the “Trustee”), have entered into an Indenture, dated as of August 11, 2005 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), pursuant to which the Company issued 9  1/4% Senior Subordinated Notes Due 2013 (the “Notes”);

WHEREAS the Company acknowledges that a Default has occurred under the Indenture as a result of the Company’s failure to pay interest on the Notes pursuant to Section 301 of the Indenture and Section 1 of the Notes on August 15, 2012 (such Default, the “Specified Event”);

WHEREAS, on September 14, 2012, the Company, the Guarantors and the Holders party thereto entered into that certain Limited Waiver Agreement, dated as of September 14, 2012;

WHEREAS the Company has requested that the Holders continue to waive, during the Limited Waiver Period (as defined herein), the Specified Event and any Event of Default arising from the Specified Event; and

WHEREAS subject to the terms and conditions hereof, the Noteholders have agreed to such limited waiver, solely during the Limited Waiver Period;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Company, the Guarantors and the Waiving Noteholders agree as follows:

A.	Defined Terms

1. As used in this Agreement, the following terms shall have the meanings set forth below:

a. “Advisor Engagement Letters” shall mean the fee reimbursement letter with Wachtell, Lipton, Rosen & Katz, counsel to the Waiving Noteholders, and the engagement letter of Houlihan Lokey Capital, Inc., financial advisor to the Waiving Noteholders.

b. “Limited Waiver Agreement Default” shall mean (i) the occurrence of any Event of Default other than an Event of Default resulting from the Specified Event, (ii) the failure of the Company or any Guarantor to timely comply with any term, condition or covenant set forth in this Agreement, or (iii) the failure of any representation or warranty made by the Company or any Guarantor in this Agreement to be true and correct in any material respect as of the date when made.

c. “Limited Waiver Period” shall mean the period (i) commencing on and including September 15, 2012, (ii) continuing on the Agreement Effective Date (as defined herein), and (iii) ending on, but not including, the date that is the earlier to occur of (x) December 15, 2012 and (y) the date of occurrence of a Termination Event.

d. “Secured Agent” shall mean JPMorgan Chase Bank, N.A., as administrative agent and collateral agent for the Secured Lenders pursuant to the Secured Credit Agreement.

e. “Secured Credit Agreement” shall mean that certain Credit Agreement, dated as of February 1, 2011, by and among the Company, LCI Holdco, LLC, the lenders from time to time party thereto and the Secured Agent, as such agreement has been amended, supplemented or otherwise modified prior to the date of this Agreement.

f. “Secured Lenders” shall mean the lenders from time to time party to the Secured Credit Agreement.

g. “Secured Limited Waiver Agreement” shall mean that certain Limited Waiver and Second Amendment to Credit Agreement, dated as of November 1, 2012, by and among the Company, LCI Holdco, LLC, the Secured Agent and Secured Lenders constituting Required Lenders (as defined in the Secured Credit Agreement), pursuant to which the Secured Agent and the Secured Lenders party thereto have agreed to waive, subject to the terms thereof, until no earlier than December 15, 2012, (i) any Default or Event of Default (each such term as defined in the Secured Credit Agreement) arising under clause (f) or clause (g) of Article VII of the Secured Credit Agreement as a direct or indirect result of the occurrence of the Specified Event, and (ii) any Default or Event of Default that may exist under clause (e) of Article VII of the Secured Credit Agreement as of the date of the Secured Limited Waiver Agreement.

h. “Sponsor” shall mean TC Group, L.L.C., together with its Affiliates.

i. “Termination Event” shall mean (i) the occurrence of a Limited Waiver Agreement Default and (ii) the termination of the Waiver Period under the Secured Limited Waiver Agreement (as such term is defined therein) without taking into account any waiver of any termination event thereunder by the Secured Lenders.

B.	Limited Waiver; Termination; Reservation of Rights

1. Upon the terms and conditions set forth in this Agreement, and so long as no Termination Event shall have occurred, the Waiving Noteholders hereby waive, solely for the duration of the Limited Waiver Period, the occurrence of the Specified Event and of any Event of Default arising from the Specified Event and the Company’s obligation to pay interest on the Notes, and agree to forbear, solely for the duration of the Limited Waiver Period, from exercising the rights and remedies available to them as a direct result of the occurrence of any Event of Default arising from the Specified Event; provided, however, that the Company and each Guarantor shall comply with all limitations, restrictions or prohibitions that would otherwise be effective or applicable under the Indenture or the Notes during the continuance of any Default or Event of Default; provided further that, notwithstanding the Waiving Noteholders’ waiver of the Company’s obligation to pay interest on the Notes during the Limited Waiver Period, interest shall continue to accrue on the Notes in accordance with the terms of the Indenture during the Limited Waiver Period, such interest shall be due and payable immediately upon the expiration of the Limited Waiver Period and the Company’s failure to pay such interest immediately upon the expiration of the Limited Waiver Period shall be an immediate Event of Default under the Indenture.

2. Any Limited Waiver Agreement Default shall constitute an immediate Event of Default under the Indenture and the Notes without the requirement of any demand, presentment, protest or notice of any kind to the Company or any Guarantor (all of which the Company and each Guarantor waive).

3. Upon the expiry of the Limited Waiver Period, the agreement of the Waiving Noteholders hereunder to waive the Specified Event and the Company’s obligation to pay interest on the Notes shall immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind, all of which the Company and each of the Guarantors hereby unconditionally and irrevocably waive and all of which rights and remedies are fully reserved by the Waiving Noteholders, subject to the provisions of the Indenture. The Company and each of the Guarantors agree that, subject to the provisions of the Indenture, any or all of the Waiving Noteholders may at any time thereafter proceed to exercise any and all of their respective rights and remedies under the Indenture or the Notes, under any other document related thereto, under applicable law and/or at equity, including, without limitation, their respective rights and remedies with respect to the Specified Event, none of which rights or remedies or the Specified Event is or shall be deemed to be waived in any respect.

C.	Covenants of the Company

1. The Company shall promptly pay all fees and expenses of Wachtell, Lipton, Rosen & Katz and Houlihan Lokey Capital, Inc. in accordance with the terms of the Advisor Engagement Letters. The Company shall otherwise comply with its obligations under the Advisor Engagement Letters; provided that, notwithstanding any other provision of this Agreement, the Company’s failure to adhere to the provisions of the Advisor Engagement Letters (other than its obligation to pay the fees and expenses of Wachtell, Lipton, Rosen & Katz and Houlihan Lokey Capital, Inc.) shall not constitute a Limited Waiver Agreement Default unless such failure is not cured within five (5) Business Days after the Company’s receipt of notice of such failure from any Waiving Noteholder.

2. Notwithstanding any provision to the contrary in the Indenture or the Notes, the Company and each Subsidiary of the Company shall not make any payment to the Secured Agent or any Secured Lender (a) as consideration for such party’s agreement to enter into the Secured Limited Waiver Agreement or (b) during the Limited Waiver Period, in each case other than principal, interest, fees and expenses required to be paid pursuant to the Secured Credit Agreement (as in effect on the date of this Agreement, as modified by the Secured Limited Waiver Agreement); provided that, notwithstanding anything to the contrary contained in this Agreement, none of the Company and its Subsidiaries may make payments of any Additional Interest (as defined in the Secured Limited Waiver Agreement) under the Secured Limited Waiver Agreement at a rate in excess of 1% per annum payable in cash and an additional 1% per annum payable in kind.

3. Notwithstanding any provision to the contrary in the Indenture or the Notes, during the Limited Waiver Period, the Company and each of the Guarantors shall not, and shall not permit any of their respective Restricted Subsidiaries to, declare, pay or make any Restricted Payment or any other distribution on account of any of their respective Equity Interests (including, without limitation, any purchase, redemption, acquisition or retirement for value of any such Equity Interests) or to the direct or indirect holders of any of their respective Equity Interests in their capacity as such, other than Restricted Payments paid to the Company or a Guarantor.

4. Notwithstanding any provision to the contrary in the Indenture or the Notes, the Company and each of the Guarantors shall not, and shall not permit any of their respective Restricted Subsidiaries to, (a) during the period commencing on and including the Agreement Effective Date and ending on the expiration of the Limited Waiver Period, make any payment or reimbursement of fees to the Sponsor (other than reimbursement of fees, costs and expenses as required by the Management Agreement in an aggregate amount not to exceed $15,000) or to any other Affiliate (other than the Company and the Guarantors), (b) during the Limited Waiver Period, make any loans or advances to employees in excess of $5,000 individually or $40,000 in the aggregate at any one time outstanding, or (c) during the Limited Waiver Period, make any other payment to any officer, director or employee other than (1) base salary (excluding any bonus) paid in the ordinary course of business, consistent with past practice, (2) sign on bonuses to newly hired employees, consistent with past practice, (3) compensation in exchange for vacation time in accordance with the Company’s “paid time off” program, consistent with past practice, and (4) with respect to employees who are not eligible for the existing key employee retention plan, amounts owed under the existing management incentive plan.

5. Notwithstanding any provision in the Indenture or the Notes to the contrary, during the Limited Waiver Period, the Company and each of the Guarantors shall not, and shall not permit any of their respective Restricted Subsidiaries to, (i) sell, lease, convey, transfer or otherwise dispose of any assets or property of the Company, of the Guarantors or any of their respective Restricted Subsidiaries, (ii) issue or sell any Equity Interests or (iii) enter into any intellectual property licensing agreements, in each case outside the ordinary course of business.

D.	Conditions to Effectiveness

This Agreement shall become effective as of the first date (the “Agreement Effective Date”) on or after November 1, 2012 upon which each of the conditions set forth below shall have been fulfilled to the satisfaction of each of the Waiving Noteholders:

1. The Company, the Guarantors, and Waiving Noteholders constituting the Holders of greater than 70% in outstanding principal amount of the Notes shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier or electronic delivery) the same to the Trustee.

2. The Waiving Noteholders shall have received reimbursement or other payment of all of the respective reasonable out-of-pocket fees and expenses of Wachtell, Lipton, Rosen & Katz and Houlihan Lokey Capital, Inc. incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and all other documents to be delivered in connection herewith, to the extent invoiced at least one (1) Business Day prior to the date hereof.

3. All representations and warranties made by the Company and the Guarantors hereunder shall be true and correct in all material respects.

4. The Company shall have furnished to the Waiving Noteholders (i) an executed copy of the Secured Limited Waiver Agreement and (ii) an executed copy of the Secured Credit Agreement, each of which shall be in full force and effect and shall not have been further amended, supplemented or otherwise modified in any fashion (other than the amendment of the Secured Credit Agreement by the Secured Limited Waiver Agreement).

E.	Miscellaneous Provisions

1. In order to induce the Waiving Noteholders to enter into this Agreement, the Company and the Guarantors hereby represent and warrant that (i) other than the Specified Event, there exists no Default or Event of Default under the Indenture or the Notes on the Agreement Effective Date, (ii) the Company and the Guarantors have the power and authority (a) to enter into this Agreement and (b) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by them and (iii) this Agreement has been duly authorized, validly executed and delivered by an authorized officer of the Company and each Guarantor, and constitutes the legal, valid and binding obligation of the Company and each Guarantor, enforceable against it in accordance with its terms.

2. By its signature below, the Company and each of the Guarantors hereby acknowledge and consent to this Agreement and the terms and provisions hereof. The Company and each of the Guarantors hereby reaffirm the covenants and agreements contained in the Indenture (including, without limitation, any supplemental indenture to which it is a party) and the Notes. The Company and each of the Guarantors further confirm that the Indenture (including, without limitation, any supplemental indenture to which it is a party) and the Notes are and shall continue to be in full force and effect and the same are hereby ratified and confirmed in all respects.

3. The Company hereby agrees that it will take any action that from time to time may be reasonably necessary to effectuate the agreements contemplated herein.

4. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Waiving Noteholders under the Indenture, the Notes or any other document related thereto, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Indenture, the Notes or any other document related thereto, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company or any Guarantor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Indenture, the Notes or any other document related thereto in similar or different circumstances.

6. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

7. This Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter.

8. This Agreement shall be binding upon and inure to the benefit of each of the Company, the Guarantors, the Waiving Noteholders, and their respective successors and assigns; provided, that the Company shall not be entitled to delegate any of its duties hereunder and shall not assign any of its rights or remedies set forth in this Agreement without the prior written consent of each of the Waiving Noteholders in their sole discretion.

9. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law; but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

10. The parties hereto agree that the running of all statutes of limitation or doctrine of laches applicable to all claims or causes of action that any Waiving Noteholder may be entitled to take or bring in order to enforce its rights and remedies against the Company or any Guarantor shall be, to the fullest extent permitted by law, tolled and suspended during the Limited Waiver Period.

11. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

*    *    *

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first above written.

By:	/s/ Erik C. Pahl
Name: Erik C. Pahl
Title: General Counsel

[Note Second Limited Waiver Agreement Signature Page]

GUARANTORS,

CAREREHAB SERVICES, L.L.C.

By:	/s/ Erik C. Pahl
Name: Erik C. Pahl
Title: General Counsel

CRESCENT CITY HOSPITALS, L.L.C.

By:	/s/ Erik C. Pahl
Name: Erik C. Pahl
Title: General Counsel

NEXTCARE HOSPITALS/MUSKEGON, INC.

By:	/s/ Erik C. Pahl
Name: Erik C. Pahl
Title: General Counsel

NEXTCARE SPECIALTY HOSPITAL OF DENVER, INC.

By:	/s/ Erik C. Pahl
Name: Erik C. Pahl
Title: General Counsel

[Note Second Limited Waiver Agreement Signature Page]

LIFECARE HOLDING COMPANY OF TEXAS, LLC

By:	/s/ Erik C. Pahl
Name: Erik C. Pahl
Title: General Counsel

LIFECARE HOSPITALS, LLC

By:	/s/ Erik C. Pahl
Name: Erik C. Pahl
Title: General Counsel

LIFECARE HOSPITALS OF CHESTER COUNTY, INC.

By:	/s/ Erik C. Pahl
Name: Erik C. Pahl
Title: General Counsel

LIFECARE HOSPITALS OF DAYTON, INC.

By:	/s/ Erik C. Pahl
Name: Erik C. Pahl
Title: General Counsel

LIFECARE HOSPITALS OF FT. WORTH, L.P.

By:	/s/ Erik C. Pahl
Name: Erik C. Pahl
Title: General Counsel

[Note Second Limited Waiver Agreement Signature Page]

LIFECARE HOSPITALS OF MILWAUKEE, INC.

By:	/s/ Erik C. Pahl
Name: Erik C. Pahl
Title: General Counsel

LIFECARE HOSPITALS OF NEW ORLEANS, L.L.C.

By:	/s/ Erik C. Pahl
Name: Erik C. Pahl
Title: General Counsel

LIFECARE HOSPITALS OF NORTH CAROLINA, L.L.C.

By:	/s/ Erik C. Pahl
Name: Erik C. Pahl
Title: General Counsel

LIFECARE HOSPITALS OF NORTH TEXAS, L.P.

By:	/s/ Erik C. Pahl
Name: Erik C. Pahl
Title: General Counsel

[Note Second Limited Waiver Agreement Signature Page]

LIFECARE HOSPITALS OF NORTHERN NEVADA, INC.

By:	/s/ Erik C. Pahl
Name: Erik C. Pahl
Title: General Counsel

LIFECARE HOSPITALS OF PITTSBURGH, L.L.C.

By:	/s/ Erik C. Pahl
Name: Erik C. Pahl
Title: General Counsel

LIFECARE HOSPITALS OF SOUTH TEXAS, INC.

By:	/s/ Erik C. Pahl
Name: Erik C. Pahl
Title: General Counsel

LIFECARE INVESTMENTS, L.L.C.

By:	/s/ Erik C. Pahl
Name: Erik C. Pahl
Title: General Counsel

[Note Second Limited Waiver Agreement Signature Page]

LIFECARE MANAGEMENT SERVICES, L.L.C.

By:	/s/ Erik C. Pahl
Name: Erik C. Pahl
Title: General Counsel

SAN ANTONIO SPECIALTY HOSPITAL, LTD.

By:	/s/ Erik C. Pahl
Name: Erik C. Pahl
Title: General Counsel

[Note Second Limited Waiver Agreement Signature Page]

LIFECARE HOSPITAL AT TENAYA, LLC

By:	/s/ Erik C. Pahl
Name: Erik C. Pahl
Title: General Counsel

LIFECARE HOSPITALS OF MECHANICSBURG, LLC

By:	/s/ Erik C. Pahl
Name: Erik C. Pahl
Title: General Counsel

LIFECARE HOSPITALS OF SARASOTA, LLC

By:	/s/ Erik C. Pahl
Name: Erik C. Pahl
Title: General Counsel

LIFECARE REIT 1, INC.

By:	/s/ Erik C. Pahl
Name: Erik C. Pahl
Title: General Counsel

[Note Second Limited Waiver Agreement Signature Page]

LIFECARE REIT 2, INC.

By:	/s/ Erik C. Pahl
Name: Erik C. Pahl
Title: General Counsel

LIFECARE SPECIALTY HOSPITAL OF NORTH LOUISIANA, LLC

By:	/s/ Erik C. Pahl
Name: Erik C. Pahl
Title: General Counsel

PITTSBURGH SPECIALTY HOSPITAL, LLC

By:	/s/ Erik C. Pahl
Name: Erik C. Pahl
Title: General Counsel

[Note Second Limited Waiver Agreement Signature Page]

Highland Credit Opportunities CDO, Ltd.
By: Highland Capital Management L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Highland Crusader Offshore Partners, L.P.
By: Highland Crusader Fund GP, L.P., its general partner
By: Highland Crusader GP, LLC., its general partner
By: Highland Capital Management L.P., its sole member

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Highland Restoration Capital Partners Master, L.P.
By: Highland Restoration Capital Partners GP, LLC, its General Partner

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Highland Restoration Capital Partners, L.P.
By: Highland Restoration Capital Partners GP, LLC, its General Partner

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Longhorn Credit Funding, LLC
By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[Note Second Limited Waiver Agreement Signature Page]

Tunstall Opportunities Master Fund, LP
By:	Tunstall GP, LLC, its general partner

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

JLP Credit Opportunity Master Fund Ltd

By:	/s/ Robert Youree
Name: Robert Youree
Title: Chief Financial Officer
Phoenix Investment Adviser LLC in its capacity as Investment Manager

JLP Stressed Credit Fund LP

By:	/s/ Robert Youree
Name: Robert Youree
Title: Chief Financial Officer
Phoenix Investment Adviser LLC in its capacity as Investment Manager

SPNY MP II LLC - A

By:	/s/ Robert Youree
Name: Robert Youree
Title: Chief Financial Officer
Phoenix Investment Adviser LLC in its capacity as Investment Manager

[Note Second Limited Waiver Agreement Signature Page]